UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2026

BIOXYTRAN, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-35027	26-2797630
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

75 Second Ave, Suite 605, Needham, MA	02494
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code 617-454-1199

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.001	BIXT	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 – Material Modification to Rights of Security Holders

The Company approved and filed an amendment to the Certificate of Designation of Convertible Preferred Stock to modify the conversion provisions of the Company’s Preferred Stock. The amendment was filed with the Nevada Secretary of State on February 18, 2026 and became effective upon filing.

The amendment provides that no shares of Convertible Preferred Stock may be converted into Common Stock unless such conversion is approved by both (i) the Board of Directors and (ii) the holders of a majority of the outstanding shares of Preferred Stock voting as a single class.

The amendment was approved by the Board of Directors and by the holders of a majority of the outstanding shares of Convertible Preferred Stock through written consent in accordance with the Certificate of Designation and Nevada law.

This amendment was adopted to ensure that any conversion of the Company’s Convertible Preferred Stock is subject to appropriate corporate and preferred shareholder approvals.

Item 5.02 – Compensatory Arrangements of Certain Officers

The Board of Directors of Bioxytran, Inc. (the “Company”) recently approved a performance-based equity award to David Platt, the Company’s Chief Executive Officer.

Pursuant to the Board’s approval, the Company granted 6,000,000 shares of the Company’s Convertible Preferred Stock to Dr. Platt as a performance grant in recognition of his role in executing the Company’s first commercial distribution agreement and advancing capital funding initiatives.

The Board approved the award to align executive incentives with the Company’s commercialization and capital formation objectives.

Item 5.03 – Amendments to Articles of Incorporation

In connection with the amendment described above, the Company filed a Certificate of Amendment to the Certificate of Designation of Convertible Preferred Stock with the Nevada Secretary of State on February 18, 2026, which became effective upon filing.

Item 9.01 – Exhibits

3.1 Certificate of Amendment to Certificate of Designation of Convertible Preferred Stock (Filed with the Nevada Secretary of State on February 18, 2026)

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOXYTRAN, INC.

By:	/s/ David Platt, Ph.D.
David Platt, Ph.D., its Chief Executive Officer

Date March 12, 2026